Exhibit 99.1


Lehman Brothers                                     ARMs Desk: 212-526-8315

                                 MERIT Series 8

                        Class A1, $700 MM (approximate)
                     1 Mo. LIBOR + 22 bps UNCAPPED FLOATER

                        Class A2, $140 MM (approximate)
                     1 Mo. LIBOR + 60 bps with 10% Life Cap


Securities and Structure:

                                    FSA Wrap
                              Aaa/AAA Moody's/S&P
                            Sequential Pay A1/A2/A3

                                    Class A1
                                    1ML + 22
                                Uncapped Floater
                                No Periodic Caps
                                  No Life Caps
                                 30/360 Accrual
                                    No Delay
                            If Class is not called,
                        the margin increases by 22 bps.

                                    Class A2
                                  1ML + 60 bps
                                  10% Life Cap
                                No Periodic Caps
                                 30/360 Accrual
                                    No Delay
                            If Class is not called,
                       cap and margin increases by 60 bps

                                    Class A3
                                  **RETAINED**

Approximate Collateral Characteristics:

 Primary       % of     Gross    Net     Per/Net Life   Current
 Index         Deal      WAC    Margin       Cap          WAM
6 Mo CD         21%     7.87%   225 bps    2/10.94%     337 mos
6 Mo LIBOR      55%     8.46%   265 bps    1/11.29%     321 mos
1 Yr CMT        23%     8.22%   253 bps    2/11.52%     322 mos

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers, Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities of the underlying assets, the information contained in the Offering Document).

Average Life & Principal Window Sensitivities:

Run to Call (1)
(earlier of 35% of A1+A2+A3 or 7 years)

                      15% CPR         21% CPR         30% CPR
Class A1
Avg Life (yrs)          3.1             2.2             1.5
Last Pay (yrs)          6.1             4.3             2.9

Class A2
Avg Life (yrs)          6.1             4.3             2.9
Last Pay (yrs)          6.1             4.3             2.9

Run to Maturity (1)

                      15% CPR         21% CPR         30% CPR
Class A1
Avg Life (yrs)          3.2             2.2             1.5
Last Pay (yrs)          8.0             5.7             3.8

Class A2
Avg Life (yrs)         10.1             7.3             4.9
Last Pay (yrs)         12.9             9.3             6.3

(1) Pricing speed of 21% CPR.

General Information:

Certificates:                   A1:1-month LIBOR + 22 Uncapped Floater
                                A2: 1-month LIBOR + 60 10% Cap, No Periodic Caps

Ratings:                        AAA/Aaa (S&P and Moody's)

Interest Adj. Frequency:        Monthly

Payment Adj. Frequency:         Monthly

Net Margin:                     A1: 1 Mo LIBOR + 22 bps
                                A2: 1 Mo LIBOR + 60 bps
                                If deal is not called on earlier of (i) 35% option or (ii) on or after 7 years, margin on Class A1 increases by 22 bps to 1ML+44 and margin and cap on the A2 Certificate will increase by 60 bps to 1ML+120

Caps:                           A1: NO Life Cap, NO Periodic Cap
                                A2: 10.00% (Increases to 10.60% if deal is not called), NO Periodic Cap

Payment Date:                   Pays on the 28th of month, 0 day delay

Interest Accrual:               Accrues on 30/360 year

Compensating Interest:          Yes

Advancing:                      Yes

Tax Structure:                  Taxable Debt Obligations

Legal Investment:               SMMEA Eligible



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers, Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities of the underlying assets, the information contained in the Offering Document).

Delivery:                       Class A1 & A2 - DTC

Structure:                      Sequential Pay between Class A1 / Class A2 /
                                Class A3 (Retained)

Credit Enhancement:             Class A1 & A2 are supported by OC (0.5%) and
                                FSA Wrap covering P&I

Clean-up Call Provision:        The certificates can be called on the earlier of
                                (i) when the current Class A Certificate balances are 35% or less of the original Class
                                A Certificate balances or (ii) on or after 7 years. The call will be executed at par.

Trustee:                        Texas Commerce Bank N.A.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities of the underlying assets, the information contained in the Offering Document).

MERIT 1996-08
CORPORATE BOND EQUIVALENT YIELD/MODIFIED DURATION TABLE
CLASS A-1
TO MATURITY

                                                              PSA Prepayment Assumptions
                                   --------0%-------    -------15%---------   -------18%---------     -------21%-------
Price                              Yield    Duration     Yield     Duration    Yield     Duration     Yield     Duration
99.46875%                          5.925%     10.02      5.971%      2.71      6.006%       2.3       6.042%      1.99
99.50000%                          5.922%                5.960%                5.992%                 6.027%
99.53125%                          5.919%                5.948%                5.979%                 6.011%
99.56250%                          5.916%                5.936%                5.965%                 5.995%
99.59375%                          5.912%                5.925%                5.952%                 5.979%
99.62500%                          5.909%     10.03      5.913%      2.72      5.938%       2.31      5.964%      1.99
99.65625%                          5.906%                5.902%                5.924%                 5.948%
99.68750%                          5.903%                5.890%                5.911%                 5.932%
99.71875%                          5.900%                5.879%                5.897%                 5.916%
99.75000%                          5.897%                5.867%                5.884%                 5.901%
99.78125%                          5.894%     10.04      5.856%      2.72      5.870%       2.31      5.885%      2.00
99.81250%                          5.891%                5.844%                5.856%                 5.869%
99.84375%                          5.887%                5.833%                5.843%                 5.854%
99.87500%                          5.884%                5.821%                5.829%                 5.838%
99.90625%                          5.881%                5.810%                5.816%                 5.822%
99.93750%                          5.878%     10.05      5.798%      2.72      5.802%       2.31      5.807%      2.00
99.96875%                          5.875%                5.787%                5.789%                 5.791%
100.00000%                         5.872%                5.775%                5.775%                 5.775%
100.03125%                         5.869%                5.764%                5.762%                 5.760%
100.06250%                         5.866%                5.752%                5.748%                 5.744%
100.09375%                         5.863%     10.05      5.741%      2.73      5.735%       2.31      5.728%      2.00
100.12500%                         5.859%                5.729%                5.721%                 5.713%
100.15625%                         5.856%                5.718%                5.708%                 5.697%
100.18750%                         5.853%                5.706%                5.694%                 5.682%
100.21875%                         5.850%                5.695%                5.681%                 5.666%
100.25000%                         5.847%     10.06      5.683%      2.73      5.667%       2.32      5.651%      2.00
100.28125%                         5.844%                5.672%                5.654%                 5.635%
100.31250%                         5.841%                5.661%                5.640%                 5.619%
100.34375%                         5.838%                5.649%                5.627%                 5.604%
100.37500%                         5.835%                5.638%                5.613%                 5.588%
100.40625%                         5.832%     10.07      5.626%      2.73      5.600%       2.32      5.573%      2.01
100.43750%                         5.828%                5.615%                5.587%                 5.557%
100.46875%                         5.825%                5.604%                5.573%                 5.542%
100.50000%                         5.822%                5.592%                5.560%                 5.526%
100.53125%                         5.819%                5.581%                5.546%                 5.511%

Weighted Average Life             16.77                  3.18                  2.64                   2.25
First Pay (Yrs)                    0.09                  0.09                  0.09                   0.09
Last Pay (Yrs)                    24.76                  8.01                  6.67                   5.67


                                                  PSA Prepayment Assumptions
                                   -------25%-------    ----------30%----------    ----------35%----------
Price                              Yield    Duration     Yield        Duration    Yield           Duration
99.46875%                           6.093%     1.68      6.159%          1.39            6.230%      1.17
99.50000%                           6.074%               6.136%                          6.203%
99.53125%                           6.055%               6.114%                          6.176%
99.56250%                           6.037%               6.091%                          6.149%
99.59375%                           6.018%               6.069%                          6.123%
99.62500%                           5.999%     1.68      6.046%          1.39            6.096%      1.17
99.65625%                           5.980%               6.023%                          6.069%
99.68750%                           5.962%               6.001%                          6.042%
99.71875%                           5.943%               5.978%                          6.016%
99.75000%                           5.924%               5.956%                          5.989%
99.78125%                           5.906%     1.68      5.933%          1.39            5.962%      1.18
99.81250%                           5.887%               5.911%                          5.936%
99.84375%                           5.869%               5.888%                          5.909%
99.87500%                           5.850%               5.866%                          5.883%
99.90625%                           5.831%               5.843%                          5.856%
99.93750%                           5.813%     1.68      5.821%          1.39            5.829%      1.18
99.96875%                           5.794%               5.798%                          5.803%
100.00000%                          5.776%               5.776%                          5.776%
100.03125%                          5.757%               5.753%                          5.750%
100.06250%                          5.738%               5.731%                          5.723%
100.09375%                          5.720%     1.69      5.709%          1.40            5.697%      1.18
100.12500%                          5.701%               5.686%                          5.670%
100.15625%                          5.683%               5.664%                          5.644%
100.18750%                          5.664%               5.641%                          5.617%
100.21875%                          5.646%               5.619%                          5.591%
100.25000%                          5.627%     1.69      5.597%          1.40            5.564%      1.18
100.28125%                          5.609%               5.574%                          5.538%
100.31250%                          5.590%               5.552%                          5.512%
100.34375%                          5.572%               5.530%                          5.485%
100.37500%                          5.553%               5.508%                          5.459%
100.40625%                          5.535%     1.69      5.485%          1.40            5.433%      1.18
100.43750%                          5.517%               5.463%                          5.406%
100.46875%                          5.498%               5.441%                          5.380%
100.50000%                          5.480%               5.418%                          5.354%
100.53125%                          5.461%               5.396%                          5.327%

Weighted Average Life               1.86                  1.52                            1.27
First Pay (Yrs)                     0.09                  0.09                             .09
Last Pay (Yrs)                      4.76                  3.84                            3.17


MERIT 1996-08
CORPORATE BOND EQUIVALENT YIELD/MODIFIED DURATION TABLE
CLASS A-1
TO CALL

                                                                        PSA Prepayment Assumptions
                                     --------0%---------    --------15%--------   ---------18%---------     -------21%---------
Price                                Yield      Duration    Yield      Duration    Yield       Duration     Yield      Duration
99.46875%                            5.867%      5.41       5.970%      2.63       6.007%       2.23       6.044%      1.93
99.50000%                            5.861%                 5.958%                 5.992%                  6.028%
99.53125%                            5.855%                 5.947%                 5.978%                  6.011%
99.56250%                            5.849%                 5.935%                 5.964%                  5.995%
99.59375%                            5.843%                 5.923%                 5.950%                  5.979%
99.62500%                            5.838%      5.41       5.911%      2.63       5.936%       2.23       5.963%      1.93
99.65625%                            5.832%                 5.899%                 5.922%                  5.946%
99.68750%                            5.826%                 5.887%                 5.908%                  5.930%
99.71875%                            5.820%                 5.875%                 5.894%                  5.914%
99.75000%                            5.814%                 5.863%                 5.880%                  5.898%
99.78125%                            5.809%      5.41       5.851%      2.64       5.866%       2.24       5.881%      1.93
99.81250%                            5.803%                 5.839%                 5.852%                  5.865%
99.84375%                            5.797%                 5.827%                 5.838%                  5.849%
99.87500%                            5.791%                 5.816%                 5.824%                  5.833%
99.90625%                            5.785%                 5.804%                 5.810%                  5.817%
99.93750%                            5.780%      5.41       5.792%      2.64       5.796%       2.24       5.800%      1.94
99.96875%                            5.774%                 5.780%                 5.782%                  5.784%
100.00000%                           5.768%                 5.768%                 5.768%                  5.768%
100.03125%                           5.762%                 5.756%                 5.754%                  5.752%
100.06250%                           5.757%                 5.744%                 5.740%                  5.736%
100.09375%                           5.751%      5.42       5.733%      2.64       5.726%       2.24       5.720%      1.94
100.12500%                           5.745%                 5.721%                 5.712%                  5.704%
100.15625%                           5.739%                 5.709%                 5.698%                  5.688%
100.18750%                           5.734%                 5.697%                 5.685%                  5.671%
100.21875%                           5.728%                 5.685%                 5.671%                  5.655%
100.25000%                           5.722%      5.42       5.674%      2.64       5.657%       2.24       5.639%      1.94
100.28125%                           5.716%                 5.662%                 5.643%                  5.623%
100.31250%                           5.711%                 5.650%                 5.629%                  5.607%
100.34375%                           5.705%                 5.638%                 5.615%                  5.591%
100.37500%                           5.699%                 5.626%                 5.601%                  5.575%
100.40625%                           5.693%      5.42       5.615%      2.65       5.587%       2.25       5.559%      1.94
100.43750%                           5.688%                 5.603%                 5.573%                  5.543%
100.46875%                           5.682%                 5.591%                 5.560%                  5.527%
100.50000%                           5.676%                 5.579%                 5.546%                  5.511%
100.53125%                           5.670%                 5.568%                 5.532%                  5.495%

Weighted Average Life                6.71                   3.05                   2.54                    2.16
First Pay (Yrs)                      0.09                   0.09                   0.09                    0.09
Last Pay (Yrs)                       7.01                   6.09                   5.09                    4.34


                                         ----------25%----------    ----------30%----------    ----------35%----------
Price                                    Yield         Duration      Yield        Duration      Yield        Duration
99.46875%                                 6.096%       1.62           6.165%      1.34            6.238%      1.13
99.50000%                                 6.077%                      6.141%                      6.211%
99.53125%                                 6.057%                      6.118%                      6.183%
99.56250%                                 6.038%                      6.095%                      6.155%
99.59375%                                 6.019%                      6.071%                      6.127%
99.62500%                                 5.999%       1.62           6.048%      1.34            6.100%      1.13
99.65625%                                 5.980%                      6.024%                      6.072%
99.68750%                                 5.961%                      6.001%                      6.044%
99.71875%                                 5.941%                      5.978%                      6.017%
99.75000%                                 5.922%                      5.954%                      5.989%
99.78125%                                 5.903%       1.63           5.931%      1.34            5.961%      1.13
99.81250%                                 5.884%                      5.908%                      5.934%
99.84375%                                 5.864%                      5.884%                      5.906%
99.87500%                                 5.845%                      5.861%                      5.878%
99.90625%                                 5.826%                      5.838%                      5.851%
99.93750%                                 5.807%       1.63           5.815%      1.35            5.823%      1.14
99.96875%                                 5.787%                      5.791%                      5.796%
100.00000%                                5.768%                      5.768%                      5.768%
100.03125%                                5.749%                      5.745%                      5.741%
100.06250%                                5.730%                      5.722%                      5.713%
100.09375%                                5.711%       1.63           5.699%      1.35            5.686%      1.14
100.12500%                                5.691%                      5.675%                      5.658%
100.15625%                                5.672%                      5.652%                      5.631%
100.18750%                                5.653%                      5.629%                      5.603%
100.21875%                                5.634%                      5.606%                      5.576%
100.25000%                                5.615%       1.63           5.583%      1.35            5.548%      1.14
100.28125%                                5.596%                      5.560%                      5.521%
100.31250%                                5.577%                      5.537%                      5.494%
100.34375%                                5.558%                      5.514%                      5.466%
100.37500%                                5.538%                      5.490%                      5.439%
100.40625%                                5.519%       1.63           5.467%      1.35            5.412%      1.14
100.43750%                                5.500%                      5.444%                      5.384%
100.46875%                                5.481%                      5.421%                      5.357%
100.50000%                                5.462%                      5.398%                      5.330%
100.53125%                                5.443%                      5.375%                      5.303%

Weighted Average Life                     1.79                        1.46                        1.22
First Pay (Yrs)                           0.09                        0.09                        0.09
Last Pay (Yrs)                            3.59                        2.92                        2.42

MERIT 1996-08
CORPORATE BOND EQUIVALENT YIELD/MODIFIED DURATION TABLE
CLASS A-2
TO MATURITY

                                                                                            PSA Prepayment Assumptions
                                     --------0%--------    --------15%--------   ---------18%---------    --------21%--------
Price                                Yield     Duration    Yield      Duration    Yield       Duration     Yield     Duration
99.46875%                            6.541%     12.43       6.429%      7.31       6.448%       6.41       6.464%      5.67
99.50000%                            6.538%                 6.425%                 6.443%                  6.459%
99.53125%                            6.536%                 6.421%                 6.438%                  6.453%
99.56250%                            6.533%                 6.416%                 6.433%                  6.448%
99.59375%                            6.531%                 6.412%                 6.428%                  6.442%
99.62500%                            6.528%     12.44       6.408%      7.31       6.423%       6.41       6.437%      5.67
99.65625%                            6.526%                 6.403%                 6.418%                  6.431%
99.68750%                            6.523%                 6.399%                 6.413%                  6.426%
99.71875%                            6.520%                 6.395%                 6.408%                  6.420%
99.75000%                            6.518%                 6.391%                 6.403%                  6.415%
99.78125%                            6.515%     12.45       6.386%      7.32       6.399%       6.41       6.409%      5.67
99.81250%                            6.513%                 6.382%                 6.394%                  6.404%
99.84375%                            6.510%                 6.378%                 6.389%                  6.398%
99.87500%                            6.508%                 6.373%                 6.384%                  6.393%
99.90625%                            6.505%                 6.369%                 6.379%                  6.387%
99.93750%                            6.503%     12.46       6.365%      7.32       6.374%       6.42       6.382%      5.67
99.96875%                            6.500%                 6.361%                 6.369%                  6.376%
100.00000%                           6.498%                 6.356%                 6.364%                  6.371%
100.03125%                           6.495%                 6.352%                 6.360%                  6.365%
100.06250%                           6.493%                 6.348%                 6.355%                  6.359%
100.09375%                           6.490%     12.47       6.344%      7.32       6.350%       6.42       6.354%      5.68
100.12500%                           6.488%                 6.339%                 6.345%                  6.348%
100.15625%                           6.485%                 6.335%                 6.340%                  6.343%
100.18750%                           6.483%                 6.331%                 6.335%                  6.337%
100.21875%                           6.480%                 6.326%                 6.330%                  6.332%
100.25000%                           6.478%     12.48       6.322%      7.33       6.326%       6.42       6.327%      5.68
100.28125%                           6.475%                 6.318%                 6.321%                  6.321%
100.31250%                           6.473%                 6.314%                 6.316%                  6.316%
100.34375%                           6.470%                 6.309%                 6.311%                  6.310%
100.37500%                           6.468%                 6.305%                 6.306%                  6.305%
100.40625%                           6.465%     12.49       6.301%      7.33       6.301%       6.42       6.299%      5.68
100.43750%                           6.463%                 6.297%                 6.296%                  6.294%
100.46875%                           6.460%                 6.292%                 6.292%                  6.288%
100.50000%                           6.458%                 6.288%                 6.287%                  6.283%
100.53125%                           6.455%                 6.284%                 6.282%                  6.277%

Weighted Average Life               25.75                  10.14                   8.50                    7.25
First Pay (Yrs)                     24.76                   8.01                   6.67                    5.67
Last Pay (Yrs)                      26.76                  12.92                  10.92                    9.34



                                                      PSA Prepayment Assumptions
                                     ---------25%---------   ---------30%---------    ---------35%---------
Price                                Yield       Duration    Yield        Duration    Yield         Duration
99.46875%                            6.486%       4.87       6.512%        4.10        6.541%          3.50
99.50000%                            6.480%                  6.505%                    6.532%
99.53125%                            6.474%                  6.497%                    6.523%
99.56250%                            6.467%                  6.489%                    6.514%
99.59375%                            6.461%                  6.482%                    6.505%
99.62500%                            6.454%       4.87       6.474%        4.10        6.496%          3.50
99.65625%                            6.448%                  6.466%                    6.487%
99.68750%                            6.441%                  6.459%                    6.478%
99.71875%                            6.435%                  6.451%                    6.469%
99.75000%                            6.428%                  6.443%                    6.460%
99.78125%                            6.422%       4.87       6.436%        4.10        6.451%          3.50
99.81250%                            6.416%                  6.428%                    6.442%
99.84375%                            6.409%                  6.421%                    6.433%
99.87500%                            6.403%                  6.413%                    6.424%
99.90625%                            6.396%                  6.405%                    6.415%
99.93750%                            6.390%       4.88       6.398%        4.10        6.406%          3.50
99.96875%                            6.384%                  6.390%                    6.397%
100.00000%                           6.377%                  6.382%                    6.388%
100.03125%                           6.371%                  6.375%                    6.380%
100.06250%                           6.364%                  6.367%                    6.371%
100.09375%                           6.358%       4.88       6.360%        4.10        6.362%          3.51
100.12500%                           6.351%                  6.352%                    6.353%
100.15625%                           6.345%                  6.344%                    6.344%
100.18750%                           6.339%                  6.337%                    6.335%
100.21875%                           6.332%                  6.329%                    6.326%
100.25000%                           6.326%       4.88       6.322%        4.11        6.317%          3.51
100.28125%                           6.319%                  6.314%                    6.308%
100.31250%                           6.313%                  6.306%                    6.299%
100.34375%                           6.307%                  6.299%                    6.291%
100.37500%                           6.300%                  6.291%                    6.282%
100.40625%                           6.294%       4.88       6.284%        4.11        6.273%          3.51
100.43750%                           6.288%                  6.276%                    6.264%
100.46875%                           6.281%                  6.268%                    6.255%
100.50000%                           6.275%                  6.261%                    6.246%
100.53125%                           6.268%                  6.253%                    6.237%

Weighted Average Life                6.02                    4.90                      4.09
First Pay (Yrs)                      4.76                    3.84                      3.17
Last Pay (Yrs)                       7.76                    6.34                      5.26


MERIT 1996-08
CORPORATE BOND EQUIVALENT YIELD/MODIFIED DURATION TABLE
CLASS A-2
TO CALL

                                                                                 PSA Prepayment Assumptions
                                     -------0%---------    --------15%--------   ---------18%---------    ---------21%---------
Price                                Yield     Duration    Yield      Duration    Yield       Duration     Yield      Duration
99.46875%                            6.254%      5.55      6.265%      4.95       6.283%       4.26        6.301%      3.71
99.50000%                            6.248%                6.259%                 6.275%                   6.293%
99.53125%                            6.242%                6.252%                 6.268%                   6.284%
99.56250%                            6.237%                6.246%                 6.261%                   6.276%
99.59375%                            6.231%                6.240%                 6.253%                   6.267%
99.62500%                            6.225%      5.55      6.233%      4.95       6.246%       4.26        6.259%      3.71
99.65625%                            6.220%                6.227%                 6.238%                   6.250%
99.68750%                            6.214%                6.221%                 6.231%                   6.242%
99.71875%                            6.208%                6.214%                 6.224%                   6.233%
99.75000%                            6.203%                6.208%                 6.216%                   6.225%
99.78125%                            6.197%      5.55      6.202%      4.95       6.209%       4.26        6.217%      3.71
99.81250%                            6.191%                6.195%                 6.202%                   6.208%
99.84375%                            6.186%                6.189%                 6.194%                   6.200%
99.87500%                            6.180%                6.183%                 6.187%                   6.191%
99.90625%                            6.174%                6.176%                 6.180%                   6.183%
99.93750%                            6.169%      5.55      6.170%      4.95       6.172%       4.26        6.174%      3.71
99.96875%                            6.163%                6.164%                 6.165%                   6.166%
100.00000%                           6.158%                6.158%                 6.158%                   6.158%
100.03125%                           6.152%                6.151%                 6.150%                   6.149%
100.06250%                           6.146%                6.145%                 6.143%                   6.141%
100.09375%                           6.141%      5.55      6.139%      4.95       6.136%       4.26        6.132%      3.71
100.12500%                           6.135%                6.132%                 6.128%                   6.124%
100.15625%                           6.129%                6.126%                 6.121%                   6.115%
100.18750%                           6.124%                6.120%                 6.114%                   6.107%
100.21875%                           6.118%                6.113%                 6.106%                   6.099%
100.25000%                           6.113%      5.56      6.107%      4.96       6.099%       4.26        6.090%      3.71
100.28125%                           6.107%                6.101%                 6.092%                   6.082%
100.31250%                           6.101%                6.095%                 6.084%                   6.073%
100.34375%                           6.096%                6.088%                 6.077%                   6.065%
100.37500%                           6.090%                6.082%                 6.070%                   6.057%
100.40625%                           6.085%      5.56      6.076%      4.96       6.062%       4.26        6.048%      3.72
100.43750%                           6.079%                6.069%                 6.055%                   6.040%
100.46875%                           6.073%                6.063%                 6.048%                   6.032%
100.50000%                           6.068%                6.057%                 6.040%                   6.023%
100.53125%                           6.062%                6.051%                 6.033%                   6.015%

Weighted Average Life                7.01                  6.09                   5.09                     4.34
First Pay (Yrs)                      7.01                  6.09                   5.09                     4.34
Last Pay (Yrs)                       7.01                  6.09                   5.09                     4.34


                                                                   PSA Prepayment Assumptions
                                     ----------25%----------    ----------30%----------    ----------35%----------
Price                                Yield         Duration     Yield          Duration    Yield           Duration
99.46875%                            6.327%       3.13           6.362%      2.60            6.401%      2.19
99.50000%                            6.317%                      6.350%                      6.387%
99.53125%                            6.307%                      6.338%                      6.372%
99.56250%                            6.297%                      6.326%                      6.358%
99.59375%                            6.287%                      6.314%                      6.343%
99.62500%                            6.277%       3.14           6.302%      2.60            6.329%      2.19
99.65625%                            6.267%                      6.290%                      6.315%
99.68750%                            6.257%                      6.278%                      6.300%
99.71875%                            6.247%                      6.266%                      6.286%
99.75000%                            6.237%                      6.254%                      6.272%
99.78125%                            6.227%       3.14           6.242%      2.60            6.258%      2.19
99.81250%                            6.217%                      6.230%                      6.243%
99.84375%                            6.207%                      6.218%                      6.229%
99.87500%                            6.197%                      6.206%                      6.215%
99.90625%                            6.187%                      6.194%                      6.200%
99.93750%                            6.177%       3.14           6.182%      2.61            6.186%      2.19
99.96875%                            6.168%                      6.170%                      6.172%
100.00000%                           6.158%                      6.158%                      6.158%
100.03125%                           6.148%                      6.146%                      6.143%
100.06250%                           6.138%                      6.134%                      6.129%
100.09375%                           6.128%       3.14           6.122%      2.61            6.115%      2.19
100.12500%                           6.118%                      6.110%                      6.101%
100.15625%                           6.108%                      6.098%                      6.086%
100.18750%                           6.098%                      6.086%                      6.072%
100.21875%                           6.088%                      6.074%                      6.058%
100.25000%                           6.078%       3.14           6.062%      2.61            6.044%      2.19
100.28125%                           6.068%                      6.050%                      6.029%
100.31250%                           6.058%                      6.038%                      6.015%
100.34375%                           6.048%                      6.026%                      6.001%
100.37500%                           6.038%                      6.014%                      5.987%
100.40625%                           6.028%       3.14           6.002%      2.61            5.973%      2.19
100.43750%                           6.018%                      5.990%                      5.958%
100.46875%                           6.009%                      5.978%                      5.944%
100.50000%                           5.999%                      5.966%                      5.930%
100.53125%                           5.989%                      5.954%                      5.916%

Weighted Average Life                3.59                        2.92                        2.42
First Pay (Yrs)                      3.59                        2.92                        2.42
Last Pay (Yrs)                       3.59                        2.92                        2.42